UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2014

Voya Financial, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35897	No. 52-1222820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Park Avenue New York, New York	10169
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 309-8200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting of Stockholders (the “Annual Meeting”) of Voya Financial, Inc. (the “Company”) was held on July 30, 2014.

(b) The results of the matters submitted to a stockholder vote at the Annual Meeting were as follows:

Item 1 – Election of Directors: Our stockholders elected the following nine directors to each serve a one-year term expiring at our annual meeting in 2015. Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal.

	For	Against	Abstentions	Broker Non-Votes
Jane P. Chwick	221,337,571	455,356	1,009,962	8,608,702
Patrick G. Flynn	217,077,493	4,715,379	1,010,017	8,608,702
J. Barry Griswell	220,695,793	1,098,009	1,009,087	8,608,702
Frederick S. Hubbell	203,188,756	18,603,882	1,010,251	8,608,702
Hendricus A. Koemans	217,073,412	4,719,460	1,010,017	8,608,702
Rodney O. Martin, Jr.	217,280,589	3,503,116	2,019,184	8,608,702
Willem F. Nagel	215,439,841	6,353,030	1,010,018	8,608,702
Deborah C. Wright	216,805,363	4,986,767	1,010,759	8,608,702
David Zwiener	221,151,780	639,592	1,011,517	8,608,702

Item 2 – Our stockholders approved, on an advisory basis, the compensation paid to the named executive officers.

For	Against	Abstentions	Broker Non-Votes
220,890,053	893,667	1,019,169	8,608,702

Item 3 – Our stockholders approved, on an advisory basis, “Every Year” as the frequency of future advisory votes on executive compensation.

Every Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes
212,705,454	3,398,972	5,367,651	1,330,812	8,608,702

Item 4 – Our stockholders approved the adoption of the Voya Financial, Inc. 2014 Omnibus Employee Incentive Plan.

For	Against	Abstentions	Broker Non-Votes
219,303,341	2,494,110	1,005,438	8,608,702

Item 5 – Our stockholders approved the Amended and Restated Voya Financial, Inc. 2013 Omnibus Non-Employee Director Incentive Plan.

For	Against	Abstentions	Broker Non-Votes
218,885,390	2,910,392	1,007,107	8,608,702

Item 6 – Our stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2014.

For	Against	Abstentions
230,299,063	108,034	1,004,494

(d) In light of the results of the advisory vote on the frequency of future advisory votes on executive compensation, the Company will hold an advisory vote on executive compensation annually until the next advisory vote on the frequency of stockholder votes on the compensation of executives, which will occur no later than the Company’s annual meeting in 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Voya Financial, Inc.
(Registrant)

By:	/s/ Harris Oliner
Name:	Harris Oliner
Senior Vice President and Corporate Secretary

Date: July 31, 2014